EXHIBIT 4




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                                                        CAPSTAR HOTEL COMPANY

        A FULL  STATEMENT OF THE  DESIGNATION AND  ANY PREFERENCES, CONVERSION  AND OTHER RIGHTS,  VOTING POWERS, RESTRICTIONS,
        LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND  CONDITIONS OF REDEMPTION OF THE SHARES OF  CAPITAL STOCK MAY
        BE OBTAINED FROM THE CORPORATION BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE.

            The following abbreviations, when used in the inscription on the face of tbis certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                 UN1F GIFT MIN ACT -               Custodian
                                                                           -------------           -------------
                                                                            (Cust)                 (Minor)
        TEN ENT - as tenants by the entireties                             under Uniform Gifts to Minors Act

        JTJ TEN- as joint tenants with right
                                                                               ---------------------------------
        of survivorship and not as                                                         (State)
        tenants in common

                                Additional abbreviations may also be used though not in the above list
        For value received,                                                  hereby sell, assign and transfer unto
                            ------------------------------------------------

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
        _______________________________________

        _______________________________________


        -----------------------------------------------------------------------------------------------------------------
                          (Please print or typewrite name and address including postal zip code of assignee)


        ------------------------------------------------------------------------------------------------------------------

                                                                                                                     shares
        ------------------------------------------------------------------------------------------------------------
        of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                                                                   Attorney
        ----------------------------------------------------------------------------------------------------------
        to transfer the said stock on the books of the within-named Corporation with full power of substitution the premises.




        Dated:
                ---------------------------

                                                                     Signature(s)
                                                                                 ------------------------------------------
                                                                                NOTICE: The signature(s) to this assignment
                                                                                must correspond with the name as written upon
                                                                                the Face of the Certificate, in every
                                                                                particular, without altercation or
                                                                                enlargement, or any change whatever.

        Signature Guaranteed By:



        ---------------------------------






        BANKNOTE CORPORATION OF AMERICA - WALL St - PROOF #1 - CAPSTAR   1  -607048-942 - 7/30/96   JL

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                                                        TEMPORARY CERTIFICATE:
        COMMON STOCK                       Exchangeable for Definitive Engraved Certificate                COMMON STOCK
                                                        When Ready for Delivery


        T                                                CAPSTAR HOTEL COMPANY


                 PAR VALUE $.01                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       CUSIP
        THIS CERTIFICATE IS TRANSFERABLE IN
           BOSTON, MA AND NEW YORK, NY                                                                     SEE REVERSE FOR
                                                                                                        CERTAIN DEFINITIONS

                THIS CERTIFIES THAT





                                                                                                                        BY

                is the owner of

                                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                CAPSTAR HOTEL COMPANY (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and
                Registrar.
                        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.



                Dated:


                                Treasurer                                                            President and
                                                                                           Chief Executive Officer




        COUNTERSIGNED AND REGISTERED:
            THE FIRST NATIONAL BANK OF BOSTON
                                  TRANSFER AGENT
                                   AND REGISTRAR

        BY
                             AUTHORIZED SIGNATURE


        BANKNOTE CORPORATION OF AMERICA - WALL St - PROOF #1 - # 1 -607048-942 - CAPSTAR 7/30/96 JL


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